                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2003

                               INSMED INCORPORATED
             (Exact name of registrant as specified in its charter)

               VIRGINIA                           0-30739                         54-1972729
               --------                           -------                         ----------
(State or other jurisdiction of          (Commission File Number)             (I.R.S. Employer
        incorporation)                                                       Identification No.)



                4851 Lake Brook Drive, Glen Allen, Virginia 23060
       ------------------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (804) 565-3000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

     Exhibit 99.1  Press release issued by Insmed Incorporated on July 31, 2003.


Item 12. Results of Operations and Financial Condition.

On July 31, 2003, Insmed Incorporated ("Insmed" or the "Company") issued a press release announcing its financial position, results of operations and cash flows for the three-month and six-month periods ended June 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The announcement includes disclosure of the Company's average monthly cash burn rate (which is a non-GAAP financial measure) for certain periods with a reconciliation to the comparable GAAP measure. The average monthly cash burn rate is calculated by dividing the decrease in cash and cash equivalents reflected in the Company's statement of cash flows by the number of months in the period. The Company believes that, for a development-stage company such as Insmed, the cash burn rate is a critical measure of health and directly determines the Company's ability to continue operations, implement the Company's growth strategy and get the Company's lead drug candidate to market.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's financial position, results of operations and cash flows for the three-month and six-month periods ended June 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INSMED INCORPORATED

Date: July 31, 2003                  By: /s/ Kevin P. Tully
                                         -------------------------------------
                                         Kevin P. Tully
                                         Treasurer and Controller

                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

Exhibit 99.1      Press release issued by Insmed Incorporated on July 31, 2003.